Acquisition (Tables)	12 Months Ended
Dec. 31, 2016
Business Combinations [Abstract]
Schedule of consolidated pro forma information

The following unaudited consolidated pro forma information gives effect to the We Sell Cellular acquisition as if the transaction had occurred on January 1, 2015. The following pro forma information is presented for illustration purposes only and is not necessarily indicative of the results that would have been attained had the acquisition been completed on January 1, 2015, nor are they indicative of results that may occur in any future periods.

Year Ended December 31, 2015
Revenues	$78,563,161
Loss from operations	$(2,516,609)
Net loss	$(3,867,598)

Basic and diluted loss per share	$(0.20)

Weighted average shares outstanding – basic and diluted	19,277,511